Exhibit 24

                        POWER OF ATTORNEY

                 1933 ACT REGISTRATION STATEMENT

                               of

                 RIGHTCHOICE MANAGED CARE, INC.


      KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below hereby constitutes and appoints JOHN A.
O'ROURKE, SANDRA A. VAN TREASE and ANGELA F. BRALY, and each of them, as the true and lawful attorneys-in-fact and agents for him and in his name, place or stead, in any and all capacities, to sign and file, or cause to be signed and filed, with the Securities and Exchange Commission (the "Commission"), any registration statement or statements on Form S-8 or other appropriate form under the Securities Act of 1933, as amended, relating to the issuance of common stock of RightCHOICE Managed Care, Inc. in connection with the RightCHOICE Managed Care, Inc. Amended and Restated Non-employee Directors' Nonqualified
Deferred Compensation Plan, and any and all amendments and supplements thereto, before or after effectiveness of such statements, and any and all other documents required to be filed with the Commission in connection therewith, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully and to all intents and purposes as the undersigned might or could do in person, and ratifying and confirming all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof.


     Dated:  December 4, 2000




                                   /s/ William H.T. Bush
                                   William H. T. Bush

                                  Exhibit 24

                        POWER OF ATTORNEY

                 1933 ACT REGISTRATION STATEMENT

                               of

                 RIGHTCHOICE MANAGED CARE, INC.


      KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below hereby constitutes and appoints JOHN A.
O'ROURKE, SANDRA A. VAN TREASE and ANGELA F. BRALY, and each of them, as the true and lawful attorneys-in-fact and agents for him and in his name, place or stead, in any and all capacities, to sign and file, or cause to be signed and filed, with the Securities and Exchange Commission (the "Commission"), any registration statement or statements on Form S-8 or other appropriate form under the Securities Act of 1933, as amended, relating to the issuance of common stock of RightCHOICE Managed Care, Inc. in connection with the RightCHOICE Managed Care, Inc. Amended and Restated Non-employee Directors' Nonqualified
Deferred Compensation Plan, and any and all amendments and supplements thereto, before or after effectiveness of such statements, and any and all other documents required to be filed with the Commission in connection therewith, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully and to all intents and purposes as the undersigned might or could do in person, and ratifying and confirming all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof.


     Dated:  December 4, 2000




                                   /s/ Earle H. Harbison, Jr.
                                   Earle H. Harbison, Jr.

                                  Exhibit 24

                        POWER OF ATTORNEY

                 1933 ACT REGISTRATION STATEMENT

                               of

                 RIGHTCHOICE MANAGED CARE, INC.


      KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below hereby constitutes and appoints JOHN A.
O'ROURKE, SANDRA A. VAN TREASE and ANGELA F. BRALY, and each of them, as the true and lawful attorneys-in-fact and agents for him and in his name, place or stead, in any and all capacities, to sign and file, or cause to be signed and filed, with the Securities and Exchange Commission (the "Commission"), any registration statement or statements on Form S-8 or other appropriate form under the Securities Act of 1933, as amended, relating to the issuance of common stock of RightCHOICE Managed Care, Inc. in connection with the RightCHOICE Managed Care, Inc. Amended and Restated Non-employee Directors' Nonqualified
Deferred Compensation Plan, and any and all amendments and supplements thereto, before or after effectiveness of such statements, and any and all other documents required to be filed with the Commission in connection therewith, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully and to all intents and purposes as the undersigned might or could do in person, and ratifying and confirming all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof.


     Dated:  December 4, 2000




                                   /s/ John A. O'Rourke
                                   John A. O'Rourke

                                  Exhibit 24

                        POWER OF ATTORNEY

                 1933 ACT REGISTRATION STATEMENT

                               of

                 RIGHTCHOICE MANAGED CARE, INC.


      KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below hereby constitutes and appoints JOHN A.
O'ROURKE, SANDRA A. VAN TREASE and ANGELA F. BRALY, and each of them, as the true and lawful attorneys-in-fact and agents for him and in his name, place or stead, in any and all capacities, to sign and file, or cause to be signed and filed, with the Securities and Exchange Commission (the "Commission"), any registration statement or statements on Form S-8 or other appropriate form under the Securities Act of 1933, as amended, relating to the issuance of common stock of RightCHOICE Managed Care, Inc. in connection with the RightCHOICE Managed Care, Inc. Amended and Restated Non-employee Directors' Nonqualified
Deferred Compensation Plan, and any and all amendments and supplements thereto, before or after effectiveness of such statements, and any and all other documents required to be filed with the Commission in connection therewith, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully and to all intents and purposes as the undersigned might or could do in person, and ratifying and confirming all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof.


     Dated:  December 4, 2000




                                   /s/ Roger B. Porter, Ph.D.
                                   Roger B. Porter, Ph.D.

                                  Exhibit 24

                        POWER OF ATTORNEY

                 1933 ACT REGISTRATION STATEMENT

                               of

                 RIGHTCHOICE MANAGED CARE, INC.


      KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below hereby constitutes and appoints JOHN A.
O'ROURKE, SANDRA A. VAN TREASE and ANGELA F. BRALY, and each of them, as the true and lawful attorneys-in-fact and agents for him and in his name, place or stead, in any and all capacities, to sign and file, or cause to be signed and filed, with the Securities and Exchange Commission (the "Commission"), any registration statement or statements on Form S-8 or other appropriate form under the Securities Act of 1933, as amended, relating to the issuance of common stock of RightCHOICE Managed Care, Inc. in connection with the RightCHOICE Managed Care, Inc. Amended and Restated Non-employee Directors' Nonqualified
Deferred Compensation Plan, and any and all amendments and supplements thereto, before or after effectiveness of such statements, and any and all other documents required to be filed with the Commission in connection therewith, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully and to all intents and purposes as the undersigned might or could do in person, and ratifying and confirming all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof.


     Dated:  December 4, 2000




                                   /s/ William J. Schicker
                                   William J. Schicker

                                  Exhibit 24

                        POWER OF ATTORNEY

                 1933 ACT REGISTRATION STATEMENT

                               of

                 RIGHTCHOICE MANAGED CARE, INC.


      KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below hereby constitutes and appoints JOHN A.
O'ROURKE, SANDRA A. VAN TREASE and ANGELA F. BRALY, and each of them, as the true and lawful attorneys-in-fact and agents for him and in his name, place or stead, in any and all capacities, to sign and file, or cause to be signed and filed, with the Securities and Exchange Commission (the "Commission"), any registration statement or statements on Form S-8 or other appropriate form under the Securities Act of 1933, as amended, relating to the issuance of common stock of RightCHOICE Managed Care, Inc. in connection with the RightCHOICE Managed Care, Inc. Amended and Restated Non-employee Directors' Nonqualified
Deferred Compensation Plan, and any and all amendments and supplements thereto, before or after effectiveness of such statements, and any and all other documents required to be filed with the Commission in connection therewith, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully and to all intents and purposes as the undersigned might or could do in person, and ratifying and confirming all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof.


     Dated:  December 4, 2000




                                   /s/ Gloria W. White
                                   Gloria W. White

                                  Exhibit 24

                        POWER OF ATTORNEY

                 1933 ACT REGISTRATION STATEMENT

                               of

                 RIGHTCHOICE MANAGED CARE, INC.


      KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below hereby constitutes and appoints JOHN A.
O'ROURKE, SANDRA A. VAN TREASE and ANGELA F. BRALY, and each of them, as the true and lawful attorneys-in-fact and agents for him and in his name, place or stead, in any and all capacities, to sign and file, or cause to be signed and filed, with the Securities and Exchange Commission (the "Commission"), any registration statement or statements on Form S-8 or other appropriate form under the Securities Act of 1933, as amended, relating to the issuance of common stock of RightCHOICE Managed Care, Inc. in connection with the RightCHOICE Managed Care, Inc. Amended and Restated Non-employee Directors' Nonqualified
Deferred Compensation Plan, and any and all amendments and supplements thereto, before or after effectiveness of such statements, and any and all other documents required to be filed with the Commission in connection therewith, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully and to all intents and purposes as the undersigned might or could do in person, and ratifying and confirming all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof.


     Dated:  December 4, 2000




                                   /s/ Sandra A. Van Trease
                                   Sandra A. Van Trease